UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2021

LAKELAND INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

DE	000-15335	13-3115216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (256) 350-3873

202 Pride Lane SW, Decatur, Alabama 35603

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LAKE	NASDAQ Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 18, 2021, Lakeland Industries, Inc. (the “Company”) entered into an Investment Agreement (the “Investment Agreement”) with Inova Design Solutions Ltd, a private limited company incorporated under the laws of England and Wales and headquartered in the United Kingdom, doing business as Bodytrak® (“Bodytrak”), and the other parties thereto, pursuant to which Bodytrak agreed to issue and sell to the Company 508,905 cumulative convertible series A shares of Bodytrak (“Series A Shares”) in exchange for a payment by the Company of £2,000,000, or £3.93 per Series A Share (the “Subscription Price”). The closing of this minority investment transaction occurred on October 18, 2021. The Series A Shares issued to the Company at the closing represent approximately 11.43% of Bodytrak’s total share capital. Under the terms of the Investment Agreement, the Company may also elect, within 30 months of the date of the initial investment, to acquire up to an additional 381,679 Series A Shares of Bodytrak at the per share Subscription Price (or £1,500,000 assuming all 381,679 Series A Shares are acquired by the Company), which would result in the Company owning an aggregate of 18.42% of Bodytrak’s share capital, assuming no other shares are issued by Bodytrak.

The parties to the Investment Agreement made certain representations and warranties that the Company believes to be customary for an investment transaction of this size. The Company funded its investment in Bodytrak using available cash on hand.

The foregoing description of the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Investment Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 19, 2021, the Company issued a press release regarding the Company’s investment in Inova. The full text of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Investment Agreement, dated as of October 18, 2021, by and among Lakeland Industries, Inc., Inova Design Solutions LTD and the other parties thereto
99.1	Press Release dated October 19, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date: October 19, 2021	By:	/s/ Charles D. Roberson
Charles D. Roberson
Chief Executive Officer, President and Secretary

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